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                                  EXHIBIT 23(b)

                        CONSENT OF KPMG PEAT MARWICK LLP






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                              Accountants' Consent

The Board of Directors
Ampace Corporation

         We consent to the use of our report incorporated herein by reference.

                                                   /s/ KPMG Peat Marwick LLP
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                                                   KPMG Peat Marwick LLP

Little Rock, Arkansas
January 19, 1998




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